UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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WASHINGTON PRIME GROUP INC.
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 18, 2017.

WASHINGTON PRIME GROUP INC.

WASHINGTON PRIME GROUP™

WASHINGTON PRIME GROUP INC.
180 EAST BROAD STREET
COLUMBUS, OH 43215

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 10, 2017
Date: May 18, 2017 **Time:** 9:00 A.M., Local Time
Location: Blank Rome LLP
The Chrysler Building
405 Lexington Avenue, 24th Floor
New York, New York 10174

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2017 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" IN PROPOSAL 1 AND "FOR" IN PROPOSALS 2, 3, 4, 5 AND 6.

1. Election of Directors

   Nominees:

   01) J. Taggert Birge
   02) Louis G. Conforti
   03) John J. Dillon III
   04) Robert J. Laikin
   05) John F. Levy
   06) Sheryl G. von Blucher
   07) Jacquelyn R. Soffer

2. To approve an amendment to Washington Prime Group Inc.'s Amended and Restated Articles of Incorporation to confirm majority voting for the election of directors in non-contested elections.

3. To approve an amendment to Washington Prime Group Inc.'s Amended and Restated Articles of Incorporation that changes the voting requirement for our shareholders to amend the company's Amended and Restated Bylaws.

4. To approve an amendment to Washington Prime Group Inc.'s Amended and Restated Articles of Incorporation that increases the authorized common shares, par value $0.0001 per share, from three hundred million (300,000,000) to three hundred fifty million (350,000,000).

5. To approve a non-binding and advisory resolution regarding Washington Prime Group Inc.'s executive compensation as described in the proxy statement.

6. To ratify the appointment of Ernst & Young LLP as Washington Prime Group Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2017.

NOTE: Transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

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